UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 29, 2004


                             SMARTSERV ONLINE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                        0-28008                 13-3750708
-------------------------------        -----------            ----------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



2250 BUTLER PIKE, SUITE 150, PLYMOUTH MEETING, PENNSYLVANIA             19462
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
-------------------------------------------------

     On January 29, 2004, SmartServ Online, Inc. (the "Company") issued a press release announcing certain changes in management of the Company. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     On January 30, 2004, the Company issued a press release announcing the signing of Stock Purchase Agreements with each of nReach, Inc. and Mobile Airwaves, Inc., as well as certain of their principal shareholders. The closings of these acquisitions are subject to several conditions as described in the press release. A copy of this press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

     The Company is also attaching a copy of the updated risk factors applicable to investments in its securities to this Form 8-K as Exhibit 99.3, which is incorporated herein by reference. Prospective investors in the Company's securities should first carefully review such risk factors.

     The statements in this Form 8-K that relate to future events are forward-looking statements that involve risks and uncertainties, including but not limited to the risks set forth in Exhibit 99.3 hereto, and the other risks set forth in the Company's filings made with the Securities and Exchange Commission. These risks and uncertainties may cause actual future experience and results to differ materially from the forward-looking statements made.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibits are filed herewith:

          Exhibit 99.1 Press Release of the Company dated January 29, 2004 regarding changes in management

          Exhibit 99.2 Press Release of the Company dated January 30, 2004 regarding signing of nReach, Inc. and Mobile Airwaves, Inc. Stock Purchase Agreements

          Exhibit 99.3  Updated Risk Factors

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMARTSERV ONLINE, INC.



Dated:  January 30, 2004                By:/s/ Robert Pons
                                           -------------------------------------
                                           Robert Pons,
                                           Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------


Exhibit 99.1 Press Release of the Company dated January 29, 2004 regarding changes in management

Exhibit 99.2 Press Release of the Company dated January 30, 2004 regarding signing of nReach, Inc. and Mobile Airwaves, Inc. Stock Purchase Agreements

Exhibit 99.3        Updated Risk Factors